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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       OF
                    11-7/8% SENIOR SUBORDINATED NOTES DUE 2008
                                       OF
                              AGRILINK FOODS, INC.

        This form, or one substantially equivalent hereto, must be used to accept the Exchange Offer of Agrilink Foods, Inc. (the "Company") made pursuant
to the Prospectus, dated [      ], 1999 (the "Prospectus"), if certificates for
Initial Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date. This form may be delivered or transmitted by facsimile transmission, mail or hand delivery to IBJ Schroder Bank & Trust Company (the
"Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

                DELIVERY TO: IBJ SCHRODER BANK & TRUST COMPANY, EXCHANGE AGENT

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
By Mail (Registered or Certified Mail recommended):         By Hand or Overnight Delivery:
         IBJ Schroder Bank & Trust Company                IBJ Schroder Bank & Trust Company
                    P.O. Box 84                                    One State Street
               Bowling Green Station                           New York, New York 10004
           New York, New York 10274-0084               Attention: Securities Processing Window,
       Attention: Reorganization Operations                     Subcellar One, (SC-1)

                          Facsimile Transmission Number
                        (for Eligible Institutions only):
                                 (212) 858-2611

                              Confirm by Telephone:
                                 (212) 858-2103

       DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER
         THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER
       OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

        Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange
Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Initial Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Initial Notes listed below:

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
  Certificate Number(s) (if available)           Principal Amount Tendered

---------------------------------------       ----------------------------------


---------------------------------------       ----------------------------------


---------------------------------------       ----------------------------------

If Initial Notes will be tendered by book-entry transfer, please provide the following information:

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

   Name of Tendering Institution:       Depository Trust Company Account Number:

----------------------------------      ----------------------------------------
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                                PLEASE SIGN HERE
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

X________________________________________________   ____________________________
Signature(s) of Owner(s) or Authorized Signatory     Date

Area Code and Telephone Number: ________________________________________________

        Must be signed by the holder(s) of Initial Notes as their Name(s) appear(s) on certificates for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):     ___________________________________________________________________

             -------------------------------------------------------------------

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Capacity:    ___________________________________________________________________

Address(es): ___________________________________________________________________

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange
Medallion Signature Program or the Stock Exchanges Medallion Program, guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The
Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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
---------------------------------------------   --------------------------------
                 Name of Firm                          Authorized Signature

---------------------------------------------   --------------------------------
                Street Address                           Name (please print)

---------------------------------------------   --------------------------------
           City, State and Zip Code                            Title

---------------------------------------------   --------------------------------
        Area Code and Telephone Number                        Date

        DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. ACTUAL
      SURRENDER OR CERTIFICATES FOR INITIAL NOTES MUST BE MADE PURSUANT TO,
           AND BE ACCOMPANIED BY, THE EXECUTED LETTER OF TRANSMITTAL.

                                      -2-

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